UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): May 6, 2016

Alliqua BioMedical, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36278	58-2349413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Stony Hill Road Suite 200 Yardley, PA 19067	19067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 702-8550

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 3.03	Material Modifications to Rights of Securities Holders.

The information contained in Items 5.03 and 5.07 of this report is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 5.07 of this report is incorporated herein by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 6, 2016, Alliqua BioMedical, Inc. (the “Company”) held its 2016 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 45,714,286 to 95,000,000 shares (the “Certificate Amendment”). The Certificate Amendment had been previously approved by the Company’s board of directors (the “Board”) on March 14, 2016, subject to stockholder approval. Immediately following the Annual Meeting on May 6, 2016, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Certificate of Incorporation.

For more information about the Certificate Amendment, see the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on March 25, 2016 (the “2016 Proxy”), the relevant portions of which are incorporated herein by reference. A copy of the Certificate Amendment is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the following three proposals were submitted to the Company’s stockholders:

(1)	Election of seven directors to serve on the Board for a term of one year or until their respective successors are elected and qualified, for which the following were nominees: David Johnson, Winton Kung, Joseph Leone, Gary Restani, Jeffrey Sklar, Mark Wagner and Jerome Zeldis, M.D., Ph.D.

(2)	A proposal to approve the Certificate Amendment to increase the number of authorized shares of common stock from 45,714,286 to 95,000,000 shares.

(3)	Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

For more information about the foregoing proposals, see the Company’s 2016 Proxy, the relevant portions of which are incorporated herein by reference. Holders of the Company’s common stock were entitled to one vote per share. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

(1)	Election of seven directors to serve on the Board for a term of one year or until their respective successors are elected and qualified:

Director	For	Withheld	Broker Non-Votes
David Johnson	15,038,282	1,379,411	5,844,813
Winston Kung	15,007,388	1,410,305	5,844,813
Joseph Leone	15,331,787	1,085,906	5,844,813
Gary Restani	14,990,473	1,427,220	5,844,813
Jeffrey Sklar	14,976,015	1,441,678	5,844,813
Mark Wagner	14,620,561	1,797,132	5,844,813
Jerome Zeldis, M.D., Ph.D.	13,960,013	2,457,680	5,844,813

(2)	Approval of the Certificate Amendment to increase the number of authorized shares of common stock from 45,714,286 to 95,000,000 shares:

For	Against	Abstain	Broker Non-Votes
18,139,685	3,727,185	395,636	N/A

(3)	Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016:

For	Against	Abstain	Broker Non-Votes
21,125,439	110,453	1,026,614	N/A

The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to Certificate of Incorporation of Alliqua BioMedical, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIQUA BIOMEDICAL, INC.

Dated: May 6, 2016	By: /s/ Brian Posner
Name: Brian Posner
Title: Chief Financial Officer